UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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RiceBran Technologies
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY

RiceBran Technologies
6720 N. Scottsdale Road, Suite # 390
Scottsdale, Arizona 85253

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 13, 2017

TO THE SHAREHOLDERS OF RICEBRAN TECHNOLOGIES:

Notice is hereby given that a Special Meeting of Shareholders (Special Meeting) of RiceBran Technologies, a California corporation (Company), will be held at Scottsdale Plaza Resort, 7200 N. Scottsdale Road, Scottsdale, AZ  85253, on Monday, February 13, 2017, at 9:00 a.m. local time, for the following purposes, as more fully described in the accompanying proxy statement (Proxy Statement):

1.	to approve an amendment to our articles of incorporation to increase the authorized number of shares of common stock from 25,000,000 to 50,000,000 for general corporate purposes;

2.	to approve an amendment to our bylaws to eliminate cumulative voting for directors; and

3.	to transact such other business that is properly presented before the Special Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on December 21, 2016, are entitled to notice of and to vote at the meeting and any adjournment thereof.

The Company is pleased to continue utilizing the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders on the Internet.  As a result, the Company is mailing to many of its shareholders a notice instead of a paper copy of the Proxy Statement.  The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Special Meeting.

By Order of the Board of Directors,

J. Dale Belt, Secretary
Scottsdale, Arizona
_________, 2017

IMPORTANT

Whether or not you expect to attend the Special Meeting, please vote by proxy via mail, telephone or Internet as described below.  If you attend the meeting, you may vote in person, even if you previously have returned your proxy card or voted via telephone or internet.

RiceBran Technologies
6720 N. Scottsdale Road, Suite # 390
Scottsdale, Arizona 85253

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS

The Company has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the solicitation of proxies by the Board of Directors (Board) for use at a Special Meeting of Shareholders (Special Meeting) to be held on Monday, February 13, 2017, at 9:00 a.m., local time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders.  The Special Meeting will be held at Scottsdale Plaza Resort, 7200 N. Scottsdale Road, Scottsdale, AZ 85253.  The telephone number at that address is (480) 948-5000.

These materials were first sent or made available to shareholders on or about _______, 2017.  If you requested printed versions by mail, these materials also include the proxy card or vote instruction for the Special Meeting.

Our principal executive offices are located at 6720 N. Scottsdale Road, Suite #390, Scottsdale, Arizona 85253.  Our telephone number at that location is (602) 522-3000 and our website is www.ricebrantech.com.

INFORMATION CONCERNING SOLICITATION AND VOTING

Purposes of the Special Meeting

The purposes of the Special Meeting are to: (i) approve an amendment to our articles of incorporation to increase the authorized number of shares of common stock; (ii) approve an amendment to our bylaws to eliminate cumulative voting for directors; and (iii)  transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Shareholders Entitled to Vote; Record Date

Only holders of record of RiceBran Technologies’ Common Stock (Common Stock) at the close of business on December 21, 2016 (Record Date) are entitled to notice of and to vote at the Special Meeting.  As of the Record Date, there were 10,778,219 shares of Common Stock outstanding.

Internet Availability of Proxy Materials

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet.  Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (Notice) to the Company’s shareholders.  All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials.  Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.  In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.  The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its shareholder meetings.

The Notice will provide you with instructions regarding how to view on the Internet the Company’s proxy materials for the Special Meeting.  The Company’s proxy materials are also available on the Company’s website at www.ricebrantech.com/InvestorRelations.

Revocability of Proxies

You may change your proxy instructions at any time prior to the vote at the Special Meeting.  For shares held directly in your name, you may accomplish this by voting again via the Internet or by telephone, by executing a new proxy card or voting instruction card with a later date (which automatically revokes the earlier proxy) and delivering it to the Secretary of the Company at or prior to the taking of the vote at the Special Meeting or by attending the Special Meeting and voting in person.  Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.  Please note, however, that if a shareholder has instructed a broker, bank or nominee to vote his, her or its shares of our common stock, the shareholder must follow the directions received from the broker, bank or nominee to change the shareholder’s instructions.  In the event of multiple online or telephone votes by a shareholder, each vote will supersede the previous vote and the last vote cast will be deemed to be the final vote of the shareholder, unless such vote is revoked in person at the Special Meeting according to the revocability instructions outlined above.

Voting Procedures

You may vote by mail.  If you are a registered shareholder (that is, if you hold your stock directly and not in street name), you may vote by mail by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage prepaid envelope.  Your proxy will then be voted at the Special Meeting in accordance with your instructions.

You may vote by telephone or on the Internet.  If you are a registered shareholder, you may vote by telephone or on the Internet by following the instructions included on the proxy card.  Shareholders with shares registered directly with American Stock Transfer and Trust Company, LLC, our transfer agent, may vote (i) on the Internet at the following web address: http://www.voteproxy.com or (ii) by telephone by dialing the toll-free number in the Notice.  If you vote by telephone or on the Internet, you do not have to mail in your proxy card.  If you wish to attend the meeting in person, however, you will need to bring valid picture identification with you. Internet and telephone voting are available 24 hours a day.  Votes submitted through the Internet or by telephone must be received by 11:59 p.m. (Eastern Time) on the day before the meeting date.

You may vote in person at the meeting.  If you are a registered shareholder and attend the meeting (please remember to bring your valid picture identification, admission ticket or other acceptable evidence of stock ownership as of the record date), you may deliver your completed proxy card in person.  If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in your name.  In that case if you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote these shares, along with valid picture identification.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting card and voting instructions with these proxy materials from that organization rather than from us.  Your bank or broker may permit you to vote your shares electronically by telephone or on the Internet.  A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options.  If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

These Internet and telephone voting procedures, which comply with California law, are designed to authenticate shareholders’ identities, allow shareholders to vote their shares and confirm that shareholders’ votes have been recorded properly.  Shareholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholder using such services.  Also, please be aware that we are not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

Voting and Solicitation

On all matters, each share of Common Stock outstanding on the Record Date entitles its owner to one vote.

Expenses of solicitation of proxies will be borne by us.  We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.  Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter.  We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners.  Our costs for such services, if retained, will not be material.

Quorum; Abstentions; Broker Non-votes

A majority of the shares of Common Stock outstanding on the Record Date and entitled to vote must be present, in person or represented by proxy, to constitute the required quorum for the transaction of business at the Special Meeting.  Shares that are voted “FOR,” “AGAINST,” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum.  Shares that are voted “FOR” or “AGAINST” a matter will also be treated as shares entitled to vote (Votes Cast) with respect to such matter.  The affirmative vote of a majority in voting power of all of our outstanding shares of common stock is required to approve the amendment of our articles of incorporation to increase the authorized number of shares of our Common Stock and to approve an amendment to our bylaws to eliminate cumulative voting for directors.

While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions or broker “non-votes”, we believe that both abstentions and broker “non-votes” should be counted for purposes of determining the presence or absence of a quorum for the transaction of business.  We further believe that neither abstentions nor broker “non-votes” should be counted as shares “represented and voting” with respect to a particular matter for purposes of determining the total number of Votes Cast with respect to such matter.  In the absence of controlling precedent to the contrary, we intend to treat abstentions and broker “non-votes” in this manner.  Accordingly, abstentions and broker “non-votes” will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

PROPOSAL ONE

AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

Our board of directors has unanimously approved, subject to shareholder approval, an amendment to our articles of incorporation to increase the number of authorized shares of our common stock from 25,000,000 to 50,000,000 (Common Stock Amendment) for general corporate purposes.

If the Common Stock Amendment is approved by our shareholders at the Special Meeting, we intend to cause it to become effective as soon as practicable following the Special Meeting.  The Common Stock Amendment would become effective upon the filing of the Certificate of Amendment (in the form attached as Appendix A) with the Secretary of State of California.

Shares Currently Outstanding or Reserved

Our articles of incorporation currently authorize us to issue 25,000,000 shares of common stock.  As of December 21, 2016, 10,778,219 shares of common stock were issued and outstanding and 13,009,789 shares of common stock were reserved for issuance upon the exercise of outstanding stock options and warrants and outstanding convertible preferred stock.  As a result, as of December 21, 2016, we had 1,211,992 unissued or unreserved shares of common stock that we may be authorized to issue under our articles of incorporation (853,291 shares are specifically reserved for awards issued under our 2014 Equity Incentive Plan). In addition to the above, we may issue additional shares of our common stock following the date of this proxy statement.

We also may have obligations to issue shares of common stock to the investors in Nutra SA, LLC (Nutra SA) pursuant to the investor rights agreement, originally dated January 18, 2011, that we entered into with these investors when they purchased membership interests in Nutra SA.  Industria Reograndens de Oleo Vegetais Ltda (Irgovel), our Brazilian subsidiary, is wholly owned by Nutra SA.  Pursuant to the investor rights agreement, as amended, the investors may elect to convert their membership interests in Nutra SA into shares of our common stock until January 1, 2018.   The number of shares that we would be required to issue to them would be an amount such that the aggregate price of the shares we issue to them would equal the value of their membership interests in Nutra SA.  While it is impossible at this time to predict the number of authorized shares that we will need to satisfy this requirement, the investor rights agreement requires that we use our reasonable best efforts to cause, on or before the election, there to be a sufficient number of authorized but unissued shares.  Part of the reason why we are seeking to increase our authorized number of shares of common stock is to enable us to have additional authorized shares to issue to the investors if they make the election.  However, even if the proposed amendment to our articles of incorporation is approved by our shareholders and becomes effective, the additional authorized shares may not be sufficient to satisfy our requirements with the Nutra SA investors and, depending on our needs going forward, we may use these shares for other purposes.  If there are not a sufficient number of authorized shares to issue to the investors, the investors may require us to pay them in cash to make up for the shortfall.

Rationale for Proposed Charter Amendment

Our Board has determined that an increase to 50,000,000 authorized common stock will give us greater flexibility for possible future financings, joint ventures and/or mergers and acquisitions of the businesses or assets of other companies, particularly in light of the possibility that we may be required to issue shares of our common stock in the future to the investors in Nutra SA or to allow us to comply with the listing requirements of the Nasdaq Capital Market.  Without such increase, we may be required to obtain shareholder approval to increase our authorized shares in connection with such transactions which may delay, perhaps substantially, or even cause the loss of, a transaction.

In addition, without an increase in our authorized shares of common stock, we may be constrained in our ability to use equity as a component of compensation to attract and retain key personnel under any future employee stock benefit plans.  Our Board believes that these types of grants are essential to attract, retain and motivate employees.

As previously disclosed, we received a notification letter from The Nasdaq Stock Market LLC (Nasdaq), dated August 18, 2016, advising us that we failed to comply with required minimum of $2.5 million in stockholders’ equity for continued listing of our common stock on The Nasdaq Capital Market, pursuant to Nasdaq Listing Rule 5550(b)(1).  We have requested, and the Nasdaq staff has granted, an extension of time to effect transactions to allow us to regain compliance with the Nasdaq stockholders’ equity requirement by February 14, 2017. If the Common Stock Amendment is approved, we may use the additional authorized shares of common stock to obtain financing to allow us to regain compliance with this stockholder equity requirement.  However, there can be no assurance that we will be able to complete such transaction, on a timely basis or at all.

If the Common Stock Amendment is approved, the additional 25,000,000 shares of common stock that would be authorized would be available for issuance without further shareholder action, unless such action is otherwise required by California law, Nasdaq or any stock exchange on which our common stock is listed or quoted.  Such shares could be issued directly, or could be reserved for issuance and then issued pursuant to the exercise of warrants or options, or conversion of preferred stock or convertible promissory notes, that could be granted or issued in the future.  In addition, the Company could enter into agreements before the Special Meeting to issue such shares after the Special Meeting if our shareholders approve the Common Stock Amendment.  In the event that our Board determines to issue additional shares of common stock, it intends, in accordance with its fiduciary duties, to issue any such shares on terms that it considers to be in the best interests of the Company and our shareholders.

Effects of the Increase in Authorized Common Stock

The additional authorized shares would be part of the existing class of our common stock and would not affect the terms of our outstanding common stock or the rights of the holders of our common stock.  Current shareholders will not have automatic rights to purchase any of the additional authorized shares to maintain their proportionate equity interests in the Company.

Dilution.  The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock.  In addition, the issuance or potential issuance of additional shares of common stock may have a depressive effect on the market price of our common stock.

Anti-Takeover.  The increase in the authorized number of shares of common stock could have possible anti-takeover effects.  These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely.  The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board although perceived to be desirable by some shareholders.  The Board does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

No Appraisal Rights.  Our shareholders are not entitled to dissenters’ or appraisal rights under California corporate law with respect to the proposed amendment to our articles of incorporation to increase the authorized number of shares, and we will not independently provide the shareholders with any such right.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

PROPOSAL TWO

AMENDMENT OF BYLAWS TO ELIMINATE CUMULATIVE VOTING FOR DIRECTORS

Our board of directors has determined that it is in the best interests of the Company and its shareholders to amend the Company's Bylaws to eliminate cumulative voting in the election of directors.

On December 5, 2016, our board of directors adopted, subject to shareholder approval, an amendment to our bylaws to eliminate cumulative voting for the election of directors.  The proposed form of the amendment to the Company’s Bylaws attached to this Proxy Statement as Appendix B.

Under the California General Corporation law, a corporation that is not a listed corporation is required to allow for cumulative voting in the election of directors.  Under cumulative voting, each shareholder is entitled to as many votes as is equal to the number of votes which such shareholder would be entitled to cast for the election of directors with respect to such shareholder’s shares of stock multiplied by the number of directors to be elected.  A shareholder may cast all such votes for a single candidate or may distribute them among as many candidates as such shareholder chooses.  A listed corporation may, however, amend its articles of incorporation or bylaws to eliminate cumulative voting while the corporation continues to be a listed corporation. The amendment to the bylaws or articles must be duly adopted by the approval of the Board and a majority of the outstanding shares entitled to vote.

A listed corporation is defined under the California General Corporation law as a corporation with outstanding shares listed on certain exchanges and markets such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Capital Market.  The Company is currently a listed corporation since its common stock trades on the NASDAQ Capital Market.

The Board of Directors believes that each director should be elected only if he or she receives the support of at least a plurality of shareholders and that each director should represent the interests of, and be accountable to, all shareholders, rather than the interests of a minority shareholder or a particular shareholder constituency. With cumulative voting, however, it is possible for shareholders holding a minority of our shares, whose interest and goals may not be consistent with those of a majority of shareholders, to obtain representation on our board of directors. The Board believes that a director who represents a particular shareholder constituency may feel obligated to pursue the agenda of that constituency to the detriment of the overall interests and goals of all shareholders. In the Board’s opinion, this type of representation increases the likelihood of factionalism and discord within the Board, thereby impairing the efficient management of the Company. With cumulative voting eliminated, a nominee can be elected only with relatively wide shareholder support. The Board believes that a system of electing directors whereby only those directors are elected who receive broad support from the shareholders as a whole will best ensure that the Board will act for the benefit of all shareholders. Accordingly, the Board believes that it is in the best interests of the Company and all of its shareholders to eliminate cumulative voting.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND OUR BYLAWS TO ELIMINATE CUMULATIVE VOTING FOR DIRECTORS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of December 21, 2016, by (i) each person or entity who is known by us to own beneficially more than 5% of the outstanding shares of that class or series of our stock, (ii) each of our directors and director nominees, (iii) each of the named executive officers, and (iv) all directors and current executive officers as a group. For purposes of this section, “named executive officers” shall mean: (i) each person who served as our chief executive officer during fiscal 2016; (ii) the two most highly compensated officers other than the chief executive officer who were serving as executive officers at the end of fiscal 2016; and (iii) up to two additional individuals for whom disclosure would have been provided in the table below, but for the fact that such persons were not serving as executive officers as of the end of fiscal 2016.

The table is based on information provided to us or filed with the SEC by our directors, executive officers and principal shareholders. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Shares of common stock issuable upon exercise or conversion of options and warrants that are currently exercisable or are exercisable within 60 days after December 21, 2016, are deemed outstanding for purposes of computing the percentage ownership of the person holding such securities, but are not deemed outstanding for computing the percentage of any other shareholder.  Unless otherwise indicated, the address for each shareholder listed in the following table is c/o RiceBran Technologies, 6720 N. Scottsdale Rd, Suite # 390, Scottsdale, AZ 85253.

	Stock Beneficially Owned
Name and Address of Beneficial Owner	Number	Percentage (1)
Sabby Management, LLC and Hal Mintz (2) 10 Mountainview Road, Suite 205 Upper Saddle River, New Jersey 07458	933,441	7.97%

Arvind Narula (3) 1000/30 P.B. Tower, 9th Floor Sukhumvit 71 Road, Klongton-Nua, Wattana, Bangkok Thailand	950,000	8.81%

Stephen Baksa, LF-RB Management, LLC and related individuals (4)(5)	952,569	8.73%

W. John Short (6)(7)	184,592	1.71%
David Goldman (8)	84,884	*
Baruch Halpern (9)	777,272	7.21%
Henk W. Hoogenkamp (10)	71,769	*
Brent Rosenthal (5)	61,825	*
Beth Bronner (5)	27,972	*
Ari Gendason (5)	27,972	*
Jerry Dale Belt (11)	106,725	*
Mark A. McKnight	451,850	4.19%
Robert D. Smith, PhD (12)	47,791	*
Michael Goose (4)(5)	-	*
All directors and executive officers as a group (10 persons) (13)	1,658,060	15.38%

* less than 1%

(1)
The applicable percentage of ownership is based on 10,778,219 shares of our common stock outstanding as of December 21, 2016, together with (i) shares issuable upon exercise of options and warrants exercisable within 60 days of December 21, 2016.

(2)
Based on information reported on a Schedule 13G filed with the SEC on January 11, 2016, Sabby Management, LLC (SM), a Delaware limited liability company, serves as the investment manager for both the Sabby Healthcare Master Fund, Ltd. (SHMF) and Sabby Volatility Master Fund, Ltd. (SVMF).  Both SHMF and SVMF are Cayman Islands companies.  Hal Mintz is the manager of SM.  SHMF and SVMF beneficially own 552,741 and 380,700 shares respectively (total of 933,441 shares).  SM and Hal Mintz do not directly own any shares, but each indirectly owns 933,441 shares of common stock by virtue of their control over SHMF and SVMF.  Excludes 3,000 shares of issued and outstanding Series F Preferred Stock that are convertible to 2,000,000 shares of common stock at the holder’s election.

(3)	The shares are being held in escrow until earned (as defined in our agreement) by a related supplier at a fixed price of $2.80 per share.
(4)
Based on information reported on a Schedule 13D/A filed with the SEC on July 8, 2016, each of LF-RB Management, LLC and the individuals named below entered into certain agreements with respect to voting of our common stock. LF-RB Management, LLC may be deemed to have voting control over, and beneficial ownership of, an aggregate of 952,569 shares of our common stock, which shares are held as follows (i) Gary L. Herman is the record owner of 3,480 shares, (ii) Stephen D. Baksa is the record owner of 357,863 shares and warrants to purchase an additional 139,047 shares that may be exercised within 60 days from July 5, 2016, (iii) Richard Jacinto is the record owner of 144,551 shares, (iv) Richard Bellofatto is the record owner of 150,000 shares, (v) Larry Hofpspirger is the record owner of 115,148 shares, and (vi) Edward M. Giles is the record owner of 42,280 shares.  LF-RB Management, LLC and Michael Goose, managing member of LF-RB Management LLC, are parties to the voting agreements but own no shares of our common stock. Stephen D. Baksa and Edward M. Giles did not enter into the voting agreement with the above parties, but each of them agreed to informally consult with LF-RB Management, LLC with respect to actions taken by such shareholder.  The address of the principal office of LF-RB Management, LLC is 720 Fifth Avenue, 10th Floor, New York, NY 10019.  The address of the principal office of Stephen D. Baksa is 2 Woods Lane, Chatham, NJ 07928.

(5)
LF-RB Management, LLC, Stephen D. Baksa, Richard Bellofatto, Edward M. Giles, Michael Goose, Gary L. Herman, Larry Hopfenspirger and Richard Jacinto II (collectively the “LR-RB Group”) and Beth Bronner, Ari Gendason and Brent Rosenthal (collectively with the LF-RB Group, the “Shareholder Group”) are parties to a Settlement Agreement dated July 5, 2016, pursuant to which the Shareholder group agreed, until December 31, 2018, to vote their respective shares of common stock in accordance with the recommendations of the Company’s board of directors.

(6)	Share ownership is as of November 29, 2016. Includes 1,250 shares held by the KAWJS Trust and 2,446 shares issuable upon exercise of warrants.
(7)	W. John Short ceased being an executive officer of the Company on August 27, 2016 and ceased being a director of the Company on November 29, 2016.
(8)
Includes 14,050 shares held by the David Goldman & Lois A Goldman TRS FBO GOLDMAN FAMILY TRUST UA 04/23/2004, 3,000 shares issuable upon exercise of warrants and 6,563 shares issuable upon exercise of options held by Mr. Goldman.

(9)	Includes 58,872 shares held by the Baruch Halpern Revocable Trust, 610,268 shares held by The Shoshana Shapiro Halpern Revocable Trust, 6,996 shares issuable upon exercise of options.
(10)	Includes 6,545 shares issuable upon exercise of options.
(11)	Includes 37,558 shares issuable upon exercise of options.
(12)	Includes 17,168 shares issuable upon exercise of options.
(13)
Includes 147,366 shares issuable upon exercise of warrants and 74,830 shares issuable upon exercise of options. Excludes W. John Short since he is no longer an executive officer or director and was not an executive officer or director as of the record date of December 21, 2016.

OTHER BUSINESS

Our management knows of no other business to be brought before the Special Meeting of Shareholders.  If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion, as they may deem appropriate, unless they are directed by a proxy to do otherwise.

By Order of the Board of Directors

J. Dale Belt Secretary
Scottsdale, Arizona _________, 2017

APPENDIX A

CERTIFICATE OF AMENDMENT OF
ARTICLES OF INCORORATION OF
RICEBRAN TECHNOLOGIES

The undersigned, Robert Smith and J. Dale Belt hereby certify that:

ONE:          Robert Smith is the duly elected President and J. Dale Belt is the duly elected Secretary of RiceBran Technologies, a California corporation (“Corporation”).

TWO:        Article Three of the Articles of Incorporation of the Corporation shall be amended to read in full as follows:

ARTICLE THREE

“This Corporation is hereafter authorized to issue two (2) classes of shares of stock designated respectively “Common Stock” and “Preferred Stock.”  The total number of shares of Common Stock that this Corporation is authorized to issue is fifty million (50,000,000) and the total number of shares of Preferred Stock that this Corporation is authorized to issue is twenty million (20,000,000).

The Preferred Stock may be divided into such number of series as the board of directors may determine.  The board of directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock.  The board of directors, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.”

THREE:     The foregoing amendment of the Articles of Incorporation has been approved by the board of directors of the Company.

FOUR:       The foregoing amendment of the Articles of Incorporation has been approved by the holders of the requisite number of shares of the corporation in accordance with Sections 902 and 903 of the California Corporations Code.  The total number of outstanding shares entitled to vote with respect to the foregoing amendment was 10,778,219 shares of Common Stock.  The number of shares voting in favor of the foregoing amendment equaled or exceeded the vote required, such required vote being a majority of the outstanding shares of Common Stock.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date:

Robert Smith, President

J. Dale Belt, Secretary

Appendix B

FORM OF AMENDMENT TO RICEBRAN TECHNOLOGIES’ BYLAWS

Article II, Section 10 of the Company’s Bylaws is amended in its entirety to read as follows:

“SECTION 10. Voting. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of ARTICLE II, Section 6, subject to the provisions of Sections 702 to 704, inclusive, of the California Corporations Code (relating to voting shares held by a fiduciary, in the name of a corporation or in joint ownership). The shareholders’ vote may be by voice vote or by ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. In the absence of any contrary provision in the articles of incorporation of the corporation or in any applicable statute relating to the election of directors or to other particular matters, each such person shall be entitled to one vote for each share. On any matter other than election of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder’s approving vote is with respect to all shares that the shareholder is entitled to vote. The affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the California Corporations Code or the articles of incorporation of the corporation.

So long as the Company is a “listed corporation” as defined in Section 301.5(d) of the California General Corporation Law or any successor section thereto, no shareholder entitled to vote at any election of directors shall be entitled to cumulate votes for candidates in nomination either (i) by giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder’s shares are normally entitled or (ii) by distributing the shareholder’s votes on the same principle among any or all of the candidates, as the shareholder thinks fit. This paragraph may not be modified, amended, rescinded or repealed except by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of the holders of a majority of the outstanding shares entitled to vote.”

PRELIMINARY COPY

SPECIAL MEETING OF SHAREHOLDERS OF

RiceBran Technologies

FEBRUARY 13, 2017

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The proxy statement
is available at http://www.ricebrantech.com/Investor Relations

PROXY VOTING INSTRUCTIONS

Company Number:_____________________   Account Number:__________________________

INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL LISTED BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Approve an amendment to our articles of incorporation to increase the authorized number of shares of common stock from 25,000,000 to 50,000,000 for general corporate purposes.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
2.	Approve an amendment to our bylaws to eliminate cumulative voting for the election of directors.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE VOTE YOUR SHARES PROMPTLY BY MARKING, SIGNING, DATING AND RETURNING THE PROXY CARD IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Please check this box if you plan to attend the Special Meeting. ☐

Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2

ADMISSION CARD

SPECIAL MEETING OF SHAREHOLDERS

February 13, 2017
9:00 A.M. (Local Time)
Scottsdale Plaza Resort
7200 North Scottsdale Road
Scottsdale, AZ 85253

Presentation of this card is required

for admission to the Special Meeting

PLEASE PRESENT THIS CARD TO THE COMPANY'S REPRESENTATIVE
AT THE ENTRANCE TO THE SPECIAL MEETING.

RiceBran Technologies

Name:

Address:

Non-Transferable

RiceBran Technologies

6720 N. Scottsdale Road, Suite # 390
Scottsdale, Arizona 85253

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS

The undersigned holder of Common Stock of RiceBran Technologies, a California corporation (the "Company"), hereby appoints Robert Smith and J. Dale Belt, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company that the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Company, to be held at Scottsdale Plaza Resort, 7200 North Scottsdale Road, Scottsdale, AZ 85253, on Monday, February 13, 2017, from 9:00 A.M. to 12:00 P.M. local time, and at any adjournments or postponements thereof, and in their discretion upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

(Continued and to be signed on the reverse side)

COMMENTS: